Filed Pursuant to Rule 497(e)
1933 Act File No 333-30470
1940 Act File No. 811-09815

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THE ARBITRAGE FUND
A series of The Arbitrage Funds

Class R Shares
Class I Shares

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A no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2006

(As Supplemented and Restated March 29, 2007)

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund dated October 1, 2006, a copy of which may be obtained without charge by writing to the Fund’s transfer agent, DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842, or by calling 1-800-295-4488.

        The financial statements of The Arbitrage Fund are incorporated into this Statement of Additional Information by reference to the annual report of the Fund dated May 31, 2006.

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT RESTRICTIONS	4
INVESTMENT POLICIES	5
MANAGEMENT	13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	16
INVESTMENT ADVISER	16
PORTFOLIO MANAGER	19
THE DISTRIBUTOR	20
DISTRIBUTION PLAN	20
PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION	21
PORTFOLIO HOLDINGS DISCLOSURE POLICY	22
PORTFOLIO TURNOVER	23
FUND ADMINISTRATION	24
FUND ACCOUNTING AND TRANSFER AGENT	25
CUSTODIAN	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	25
TAX STATUS	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
COUNSEL	29
FINANCIAL STATEMENTS	29
APPENDIX A	30

THE TRUST

        The Arbitrage Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers one series of shares to investors, The Arbitrage Fund (the “Fund”). The Fund is a diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

        Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate vote is required by the Investment Company Act of 1940 (the “1940 Act”) or when the matter affects only the interest of a particular class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

        Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

        Each Class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class R shares bear 12b-1 distribution fees (see “Distribution Plan”) and Class I shares are not subject to such fees; (2) Class I shares are available for purchase only by shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Adviser; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

        The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)	more than 50% of the Fund’s outstanding shares.

        These investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:

(a)	from banks to purchase or carry securities or other investments,

(b)	from banks for temporary or emergency purposes, or

(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)	The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

(5)	The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities or commodity contracts.

(7)	The Fund will not lend any of its assets, except that it may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may not invest in companies for the purpose of exercising control or management.

        Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. The non-fundamental investment restrictions provide that:

(1)	The Fund will not invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)	The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(3)	The Fund may sell securities short to the extent permitted by the 1940 Act.

(4)	The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(5)	The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

        Except with respect to the limitations on borrowing (limitation (2) above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

INVESTMENT POLICIES

        A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see “Risk/Return Summary” and “Investment Objective, Policies and Risks” in the Prospectus) appears below:

Merger Arbitrage

        Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

        Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to Water Island Capital, LLC, the Fund’s investment adviser (the “Adviser”), to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See “Portfolio Turnover.”

        Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See “Portfolio Securities and Brokerage Allocation” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Special Risks of Over-the-Counter Options Transactions

        As part of its merger arbitrage strategy, the Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

        As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

        It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Additional Information on Investment Securities

        The Fund may invest in the following types of securities including those discussed in the Prospectus:

        COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

        The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A-1 (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

        REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

        WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

        INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

        FOREIGN SECURITIES. Subject to the Fund’s investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchanges or traded in the United States on over-the-counter markets.

        Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

        WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

        When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

        There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

        WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

        When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

        The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

        OPTIONS TRANSACTIONS GENERALLY. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

o	the writer of an option may be assigned an exercise at any time during the option period;

o	disruptions in the markets for underlying instruments could result in losses for options investors;

o	imperfect or no correlation between the option and the securities being hedged;

o	the insolvency of a broker could present risks for the broker's customers; and

o	market imposed restrictions may prohibit the exercise of certain options.

        In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

        By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

        The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

        The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

        It is the present intention of the Adviser not to commit greater than 25% of the Fund’s net assets to option strategies.

        BORROWING. The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

        The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

        LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

        ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

        In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustees to be liquid.

        SHORT SALES. The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

        SWAP AGREEMENTS. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

        The Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. The Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

        General Characteristics of Swap Agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

        Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

        Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

        The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by the Fund at inception, most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

        Risks Associated with Swap Agreements. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        TEMPORARY INVESTMENTS. The Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

•	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

•	commercial paper rated A-1 by S&P or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

•	repurchase agreements.

        To the extent the Fund invests in these temporary investments, the Fund may not realize its investment objective.

MANAGEMENT

        The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees serve for an indefinite term and the officers are elected annually. The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years and Directorships of Public Companies**	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustees:
John S. Orrico, CFA*	Since May 2000	President,	General Partner, Water Island	1
650 Fifth Avenue		Secretary,	Capital, LLC, the Investment
New York, NY 10019		Treasurer	Adviser, since January 2000.
(Age 46)		and Trustee
Joel C. Ackerman	Since May 2000	Trustee	Private investor and	1
295 Central Park West			consultant. During 2003,
New York, NY 10024			Partner with Crossroads
(Age 61)			Investments LP. Prior to
September 2003, Partner of LRL
Capital (hedge fund). Prior
to September 2002, Partner of
Ardsley Partners (hedge fund).
Independent Trustees:
Burtt R. Ehrlich	Since March 2005	Trustee	Retired. Member of the Board	1
One Landmark Square,			of Directors of Armor Holdings,
22nd Floor 66			Inc., Clarus Corporation and
Stanford, CT 06901			Langer, Inc.
(Age 67)
Jay N. Goldberg	Since May 2000	Trustee	General Partner of Hudson	1
Hudson Venture Partners			Ventures (venture capital firm).
660 Madison Avenue
New York, NY 10021
(Age 65)
John C. Alvarado	Since December 2003	Trustee	Managing Member of Power	1
75 Sprint Street, 8th			Capital Partners, LLC which is
Floor New York, NY			a financial advisory and
10012			consulting firm. From 1995 to
(Age 47)			2000, he served as Senior Vice
President, Co-Founder and
Partner of Stratum Group LP, a
private equity investment firm.
Executive Officers:
Matthew Hemberger	Since March 2004	Vice	Chief Compliance Officer of	N.A.
650 Fifth Avenue		President,	Water Island Capital, LLC.
New York, NY 10019		Anti-Money	Prior to March 2001, an
(Age 47)		Laundering	Analyst, Assistant Portfolio
		Officer,	Manager and Chief Financial
		Chief	Officer at Lindemann Capital
		Compliance	Partners, L.P.
Officer
Eric Kleinschmidt	Since July 2005	Chief	Employed by SEI Investments	N.A.
One Freedom Valley		Financial	since 1995. Director of SEI
Dr., Oaks,		Officer	Investments Fund Accounting
Pennsylvania 19456			since 2004, after serving as a
(Age 38)			Manager from 1999 to 2004

*	John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Joel C. Ackerman is an “interested person” because he performs consulting services for the Adviser.

**	Mr. Ehrlich is the only Trustee that is a director of a public company.

Board Committees

        The Board of Trustees has an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Jay N. Goldberg, Burtt Ehrlich and John C. Alvarado. The Audit Committee held one meeting during the fiscal year ended May 31, 2006.

        The Board of Trustees has a Valuation Committee, which is responsible for monitoring the valuation of portfolio securities and other investments as needed, and determining the fair value of illiquid and other holdings after consideration of all relevant factors. The Valuation Committee reports its determinations to the full Board. John Orrico is the sole member of the Valuation Committee. The Valuation Committee held 15 meetings during the fiscal year ended May 31, 2006.

        The Board of Trustees has a Nominating Committee, which is generally responsible for recommending to the Board of Trustees a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board of Trustees. However, while the plan of distribution pursuant to Rule 12b-1 under the 1940 Act is in effect, those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the plan of distribution or any related agreement (the “Rule 12b-1 Trustees”) are responsible for the selection and nomination of those Trustees who are not ‘interested persons.” The Nominating Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating Committee are Jay N. Goldberg, Burtt Ehrlich and John C. Alvarado. The Nominating Committee did not meet during the fiscal year ended May 31, 2006.

        The Board has not established a compensation committee or any committee performing similar functions.

Compensation

        The Trustees of the Trust received the following compensation for their service as Trustees during the fiscal year ended May 31, 2006. None of the executive officers receive compensation from the Trust.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustees:
John S. Orrico	None	None	None	None
Joel C. Ackerman	None	None	None	None
Independent Trustees:
Burtt R. Ehrlich	$ 16,000	None	None	$ 16,000
Jay N. Goldberg	$ 16,000	None	None	$ 16,000
John C. Alvarado	$ 16,500	None	None	$ 16,500

Trustee Ownership of Fund Shares

        The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

Name of Trustee	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Interested Trustees:
John S. Orrico	Over $100,000	Over $100,000
Joel C. Ackerman	None	None
Independent Trustees:
Burtt R. Ehrlich	None	None
Jay N. Goldberg	$10,001-$50,000	$10,001-$50,000
John C. Alvarado	$10,001-$50,000	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

        The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 1, 2006.

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc.	4,776,675	36.4%	Record
Custody Account FBO its Customers
101 Montgomery Street
San Francisco, California 94104
National Financial Services LLC	2,782,118	21.2%	Record
(for exclusive benefit of customers)
One World Financial Center
200 Liberty Street
New York, New York 10281
National Investor Services Corp.	2,294,341	17.5%	Record
(for exclusive benefit of customers)
55 Water Street, 32nd Floor
New York, New York 10041
Patterson & Co.	866,949	6.6%	Record
FBO Cash/Cash Omnibus
1525 West WT Harris Blvd
Charlotte, North Carolina 28288

        As of September 1, 2006, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

        Water Island Capital, LLC (the “Adviser”) is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. John S. Orrico is the President of the Adviser and the portfolio manager of the Fund. Mr. Orrico is the sole shareholder of the Adviser.

        Under the terms of the Investment Advisory Agreement (the “Advisory Contract”) between the Trust and the Adviser, the Adviser

(1)	manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective;

(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser; and

(3)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers of the Trust.

        The Advisory Contract provides that the Fund pay all of the Fund’s expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act and state securities laws and regulations,

(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,

(3)	transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities,

(4)	brokerage commissions,

(5)	custodial and shareholder transfer charges,

(6)	legal, auditing and accounting expenses,

(7)	expenses of servicing shareholder accounts,

(8)	insurance expenses for fidelity and other coverage,

(9)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act,

(10)	expenses of Trustee and shareholder meetings, and

(11)	any expenses of distributing the Fund’s shares which may be payable pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

        The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.5% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares. During the fiscal year ended May 31, 2006, the Fund accrued advisory fees of $2,885,534; however, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $318,096 of such fees and reimbursed the Fund for other operating expenses in the amounts of $1,740 for Class R shares and $1,161 for Class I shares, respectively. During the fiscal year ended May 31, 2005, the Fund accrued advisory fees of $4,738,991; however, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $267,326 of such fees and reimbursed the Fund for other operating expenses in the amounts of $57,996 for Class R shares and $72,373 for Class I shares, respectively. During the fiscal year ended May 31, 2004, the Fund accrued advisory fees of $4,195,931; however, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $102,297 of such fees and reimbursed the Fund for other operating expenses in the amounts of $68,873 for Class R shares and $51,079 for Class I shares, respectively.

        The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Fund so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.95% of average daily net assets allocable to Class R shares and 1.70% of the average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses to exceed the expense limitation of 1.95% for Class R shares and 1.70% for Class I shares. Under the Expense Waiver and Reimbursement Agreement, as of May 31, 2006, the Adviser may in the future recapture from the Fund investment advisory fees waived and expenses reimbursed totaling $940,941, of which $320,997 expires May 31, 2009, $397,695 expires May 31, 2008 and $222,249 expires May 31, 2007.

        The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.

PORTFOLIO MANAGER

        Water Island Capital, LLC is the investment adviser to the Fund, and John S. Orrico is the portfolio manager of the Fund. Mr. Orrico has responsibility for the day-to-day management of an account other than the Fund. This other account is the WIC Master Fund, a pooled investment vehicle. As of May 31, 2006, the assets in the WIC Master Fund were $1,178,699. A portion of the compensation that Mr. Orrico receives for managing the WIC Master Fund is based on the performance of the WIC Master Fund.

        The fact that Mr. Orrico serves as both portfolio manager of the Fund and WIC Master Fund creates the potential for conflicts of interest, since receipt of a portion of any profits realized by WIC Master Funds could, in theory, create an incentive to favor this account. However, the Adviser does not believe that Mr. Orrico’s overlapping responsibilities or the various elements of his compensation present any material conflict of interest for the following reasons:

o	the Fund and WIC Master Funds are similarly managed;

o	the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales between the Fund and WIC Master Fund in a fair and equitable manner;

o	the Adviser has adopted policies limiting the ability of Mr. Orrico to cross trade securities between the Fund and WIC Master Funds; and

o	all allocations are subject to review by the Adviser's Chief Compliance Officer.

        The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of May 31, 2006.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
John S. Orrico	Salary/Bonus	Water Island Capital, LLC	Mr. Orrico receives compensation that is a
combination of salary and a bonus based
	(paid in cash)		on the profitability of Water Island
Capital LLC, the Adviser.
	Salary/Bonus	WIC Advisers, LLC	Mr. Orrico receives compensation that is a
combination of salary and bonus based on
	(paid in cash)		the performance of WIC Master Funds.

        The dollar range of shares of the Fund beneficially owned by Mr. Orrico as of May 31, 2006 is $100,001-$500,000.

THE DISTRIBUTOR

        As of July 22, 2005, SEI Investments Distribution Co. (the “Distributor”), an affiliate of SEI Investments Global Funds Services, acts as principal underwriter of shares of the Fund, pursuant to a Distribution Agreement with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Fund’s shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

        The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s plan of distribution pursuant to Rule 12b-1 under the 1940 Act or interested persons of any such party (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval.

        The Distribution Agreement may at any time be terminated without penalty by the Distributor, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon not less than sixty days prior written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

        From February 1, 2002 to July 21, 2005, Ultimus Fund Distributors, LLC served as the Fund’s principal underwriter and distributor.

DISTRIBUTION PLAN

        The Fund has adopted, with respect to its Class R shares, a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s Class R shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to the Fund’s Class R shares. During the fiscal year ended May 31, 2006, the Fund’s Class R shares incurred $273,965 in distribution expenses, which was used to compensate broker-dealers and others for the sale and retention of Class R shares.

        The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund.

        The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund’s outstanding Class R shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund’s Class R shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

        In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

        By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION

        Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

        In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

o	the best net price available;

o	the reliability, integrity and financial condition of the broker or dealer;

o	the size of and difficulty in executing the order; and

o	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

        Brokers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

        In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to the Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended May 31, 2006, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $342,500,893 and $585,095, respectively.

        During the fiscal years ended May 31, 2006, 2005 and 2004, the Fund paid brokerage commissions of $2,584,326, $4,034,062 and $4,153,448, respectively.

Codes of Ethics

        The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Fund to invest in securities, including, under some circumstances, securities that may be purchased or held by the Fund. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

Proxy Voting Policies and Procedures

        The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

        Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Fund Service Providers — Fund Accounting Agent, Independent Auditor and Custodian

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio on a daily basis. For example, the Fund’s fund accounting agent is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio. In addition to the fund accounting agent, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolio unless specifically authorized by the Trust.

The Board of Trustees conducts an annual review of the services of the fund accounting agent to ensure the Fund is receiving adequate services. The Board of Trustees is required annually to review and approve the Fund’s hiring of an independent registered public accounting firm. The Board of Trustees does not review the custody arrangement on an annual basis.

Rating and Ranking Organizations

The Fund provides its entire portfolio to the following rating and ranking organizations:

o	Morningstar, Inc.

o	Lipper, Inc.

o	Standard &Poor’s Ratings Group

o	Bloomberg L.P.

o	Thomson Financial Research.

The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Fund does not pay these organizations or receive any compensation from them for providing this information.

The Fund does not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

Website Disclosure

The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.thearbfund.com). This information is updated approximately 15 business days following the end of each quarter. It is available to anyone that visits the website.

Quarterly Update

The Fund includes its top ten positions in its Quarterly Update. The Quarterly Update is posted on the Fund’s website and is generally mailed to existing shareholders. The Quarterly Update is usually completed within the first thirty days following quarter end.

Quarterly Exposure Report

The Adviser prepares an Exposure Report at the end of each quarter that provides an investor with the Fund’s total assets, gross long positions, gross short positions and cash. This Report is posted to the Fund’s website, usually within 30 days of the quarter end.

PORTFOLIO TURNOVER

        The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that the Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

        The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

        Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

        The portfolio turnover rates of the Fund for the fiscal years ended May 31, 2006, 2005 and 2004 were 394%, 387% and 251%, respectively.

FUND ADMINISTRATION

        As of July 22, 2005, the administrator to the Fund is SEI Investments Global Funds Services, Ltd., One Freedom Valley Dr., Oaks, Pennsylvania 19456 (“SIGFS”). SIGFS provides various administrative and fund accounting services to the Fund, including calculating the Fund’s net asset value, pursuant to an Administration Agreement (the “SIGFS Administration Agreement”) with the Trust on behalf of the Fund. For its services under the SIGFS Administration Agreement, SIGFS receives from the Fund a fee, computed daily and paid monthly, based on the Fund’s aggregate net assets, according to the following schedule, but subject to a minimum annual fee of $150,000:

Annual Rate	Aggregate Net Assets
0.10	First $500,000,000
0.08	Over $500,000,000

        For the period July 25, 2005 through May 31, 2006, the Fund paid administration fees of $161,218 to SIGFS.

        From February 1, 2002 to July 21, 2005, Ultimus Fund Solutions, LLC (“Ultimus”) served as the Fund’s administrator and transfer agent. For the performance of administrative services by Ultimus, the Fund paid Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million and .05% of such assets in excess of $500 million; provided, however, that the Fund paid a minimum fee of $2,000 per month.

        For the period June 1, 2005 through July 24, 2005, the Fund paid administration fees to Ultimus of $36,283. During the fiscal years ended May 31, 2005 and 2004, the Fund paid administration fees to Ultimus of $337,051 and $303,493, respectively.

FUND ACCOUNTING AND TRANSFER AGENT

        As the Fund’s transfer agent, DST Systems, Inc. (“DST”), P.O. Box 219533, Kansas City, Missouri, 64121-9533, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

        From February 1, 2002 to July 21, 2005, Ultimus served as the Fund’s administrator and transfer agent.

        As the Fund’s transfer agent, DST maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. DST receives for its services as transfer agent a fee payable monthly at an annual rate of $50,000 per year for both classes; provided, however, that the minimum fee is $17,500 per year with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

CUSTODIAN

        The Custodian of the Fund’s assets is Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. As custodian, Mellon Bank acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

        The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and the American Stock Exchange at the last reported sales price on that exchange;

(2)	by valuing securities which are traded on The NASDAQ Stock Market at the NASDAQ Official Closing Price;

(3)	by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

(4)	by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith under the supervision of the Trustees.

        The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

        The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities

        Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trust’s Board of Trustees.

Purchase of Shares

        Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

        The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

        In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

        Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind

        Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund’s net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

TAX STATUS

        The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

        The Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

        If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

        The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

        Net investment income is made up of dividends and interest income less expenses. Net capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

        The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

        Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income.

        Distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders.

        A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

        Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

        All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

        Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

        Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

        A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

        The Fund is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, as its independent registered public accounting firm for the fiscal year ending May 31, 2007. Tait, Weller & Baker LLP performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

COUNSEL

        Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

        The financial statements of the Fund, which have been audited by Tait, Weller & Baker LLP, are incorporated herein by reference to the annual report of the Fund dated May 31, 2006.

APPENDIX A

The Arbitrage Funds and Water Island Capital, LLC

Proxy Voting Policies and Procedures

The Arbitrage Funds (the “Fund”) and Water Island Capital, LLC (the “Adviser”) intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

The Fund’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Fund are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

o	Ability to re-price underwater options

o	Ability to issue options with an exercise price below the stock’s current market price.

o	Ability to issue reload options.

o	Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

o	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

o	Requiring stock acquired through option exercise to be held for a certain period of time.

o	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and social policy issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

Proxy voting process

Proxy voting is subject to the supervision of John S. Orrico. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.